UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)0

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

18 CHESTNUT STREET

WORCESTER, MASSACHUSETTS 01608-1928

TELEPHONE: (508) 799-4441

NOTICE OF ANNUAL MEETING

TO BE HELD ON MAY 20, 2004

The Annual Meeting of variable annuity contractowners of The Paul Revere Variable Annuity Insurance Company will be held at the Home Office of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608, at 10:00 a.m., Eastern Time, Thursday, May 20, 2004. The purpose of the Meeting is to consider and act upon the following:

1.	Election of three (3) members to the Board of Managers in accordance with the Rules and Regulations;

2.	Ratification of the selection and appointment of Ernst and Young LLP as independent auditors for the Accumulation Fund for 2004; and

3.	Transaction of such other business as may properly come before the Meeting and any adjournment thereof.

The number of votes which may be cast is indicated on each Proxy and was determined on the basis of variable accumulation and annuity units credited under a contract funded by the Accumulation Fund as of March 29, 2004, which is also the Record Date for determining those having the right to notice of and to vote at the Meeting. Individuals other than the Contractowner who have a vested interest under a contract issued to fund a pension, profit-sharing or other arrangement have the right to instruct the Contractowner with respect to the votes attributable to such interest, or, if they are annuitants receiving payments or are participants under a group tax deferred variable annuity contract for employees of a public school system or of a charitable organization described in Section 501(c)(3) of the Internal Revenue Code, to vote directly. Contractowners, annuitants, and participants under group tax deferred contracts are requested to return their Proxies promptly to The Paul Revere Variable Annuity Insurance Company through its Proxy solicitor, Management Information Services Corporation. Proxies may be withdrawn at any time before the Meeting by returning a written revocation or a duly executed Proxy bearing a later date. A Proxy may also be withdrawn in the event of personal attendance at the Meeting. Other holders of vested interests under variable annuity contracts are requested to forward their Proxies promptly to the Contractowner. Such other holders may also withdraw their proxies at any time before they are exercised by returning a written revocation to the Contractowner.

April 23, 2004

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY PROMPTLY TO ASSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

/s/ Susan N. Roth

Susan N. Roth Secretary, Board of Managers

PROXY STATEMENT

ANNUAL MEETING OF CONTRACTOWNERS OF

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

18 CHESTNUT STREET

WORCESTER, MASSACHUSETTS 01608-1528

TELEPHONE: (508) 799-4441

This Proxy Statement, which is being mailed on or about April 23, 2004, is furnished in connection with the solicitation by the Board of Managers of The Paul Revere Variable Annuity Contract Accumulation Fund (the “Fund”), a separate account of The Paul Revere Variable Annuity Insurance Company (“PRV”), an indirect wholly owned subsidiary of UnumProvident Corporation (“UnumProvident”) of Proxies in the accompanying form for the purposes of the May 20, 2004, Annual Meeting as set forth in the accompanying Notice of Annual Meeting (the “Notice”). The Annual Report of the Fund for the year ended December 31, 2003, was previously forwarded. A copy of the Annual Report of the Fund may be obtained without charge from PRV by writing to Susan N. Roth, The Paul Revere Variable Annuity Contract Accumulation Fund, 1 Fountain Square, Chattanooga, Tennessee 37402 or by calling (800) 821-1693.

A Proxy may be revoked at any time before it is exercised by filing a written revocation or a duly executed Proxy bearing a later date with the person with whom the Proxy was filed. A Proxy shall be suspended if the person entitled to vote at the Meeting is present and elects to vote in person.

It is the intention of the persons named in the Proxy, unless otherwise specifically instructed in the Proxy, to vote in favor of the matters described in the Notice and this Proxy Statement, and in their discretion on other matters properly coming before the Meeting.

Management Information Services Corporation has been retained by PRV to solicit Proxies by mail. The cost of soliciting proxies, which is expected to be nominal, will be borne by UnumProvident. In addition to solicitation by mail, certain directors and officers of PRV or members of the Board of Managers of the Fund may solicit Proxies in person or by telephone. No officer or manager of the Fund receives compensation or reimbursement from the Fund for such solicitation.

The Board of Managers of the Fund has fixed March 29, 2004, as the Record Date (the “Record Date”) for determination of the Contractowners entitled to receive notice of and to vote at the Meeting and the number of votes to which such persons are entitled. On the Record Date there were 711,520.202 variable accumulation and annuity units outstanding (collectively, variable accumulation and annuity units will hereinafter be referred to as “Units”), each of which is entitled to one vote. Fractional Units will be voted on a pro rata basis. Only variable annuity Contractowners, annuitants and participants under group tax deferred variable annuity contracts (collectively, such variable annuity Contractowners, annuitants, and participants will hereinafter be referred to as “Contractowners”) are entitled to vote at the Meeting but others having a vested interest under a pension, profit-sharing or other plan or arrangement have the right to instruct the owner of the contract with respect to the votes attributable to Units representing such interests. Such instruction may be given by promptly forwarding the executed Proxy to the owner of the contract. The interest represented by the Proxy will be voted in accordance with the instructions on the Proxy if the Proxy is promptly executed and returned.

For purposes of the Meeting, a quorum is the presence in person or by Proxy of the lesser of one hundred variable annuity contractowners entitled to vote or variable annuity contractowners entitled to vote ten percent of the Units. A quorum being present, the adoption or rejection of the matters specified in the Notice will be decided with respect to each series of the Fund by the vote of a majority of the Units voted of each series.

CONTRACTOWNERS PROPOSALS

Contractowners’ proposals intended to be presented at the 2005 Annual Meeting of Contractowners must be received by Management at 18 Chestnut Street, Worcester, Massachusetts 01608, no later than January 21, 2005, to be considered for inclusion in the Fund’s Proxy Statement and Proxy form. No Contractowner proposals were received for this year’s Meeting.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Fund as of the Record Date:

Name	Address	Number of Units Beneficially Owned	Percent
Paul Revere Emp Pension Plan – Attn: James E. Lawler	2211 Congress Street Portland, ME 04122	452,340.200	63.57

Guenther E. Herpfer	60 Tupelo Road Swampscott, MA 02159	38,512.550	5.41

INFORMATION CONCERNING THE FUND, PRV AND THE ADMINISTRATOR

The Fund is an open-end, diversified investment company registered under the Investment Company Act of 1940 (“1940 Act”) and is the separate account through which PRV sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts.

PRV is a stock life insurance company organized under Massachusetts General Laws and is a wholly-owned subsidiary of The Paul Revere Life Insurance Company (“PRL”), a Massachusetts corporation, which is indirectly wholly owned by UnumProvident. The principal office of PRV is at 18 Chestnut Street, Worcester, Massachusetts 01608. PRV’s principal business is the sale and administration of life and annuity insurance policies. PRV serves as insurer and principal underwriter and as an investment adviser to the Fund under the Advisory Agreement. PRV is registered with the Securities and Exchange Commission as an investment adviser and as a broker-dealer.

PRV has historically also served as administrator of the Fund. On May 8, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement, dated May 15, 1998, between PRV and The Variable Annuity Life Insurance Company (“VALIC”), whereby VALIC became the Administrator of the Fund. The principal office of VALIC is at 205 East 10th Street, Amarillo, Texas 79105. The change in administrator did not result in any changes in administration and sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Fund and on the services provided pursuant to the Agreement.

INFORMATION CONCERNING MFS INSTITUTIONAL ADVISORS, INC.

MFS Institutional Advisors, Inc. (“MFSI”), formerly MFS Asset Management, Inc., is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company (“MFS”) and its predecessor organizations, have a history of money management dating from 1924. MFSI is directly owned by Sun Life of Canada (US) Financial Services Holdings, Inc., which is in turn owned by Sun Life Assurance Company of Canada – US Operations Holdings, Inc., which in turn is owned by Sun Life Assurance Company of Canada, which is in turn owned by Sun Life Financial Services of Canada, Inc.

As of December 31, 2003, MFS and its subsidiaries including MFSI, had over $140.3 billion in assets under management, which included over $16.8 billion in assets managed by MFSI.

MFS serves as investment advisor to certain mutual fund and insurance company separate accounts, including serving as a sub-adviser to the Fund pursuant to a contract with PRV for such services.

LITIGATION

There are no material legal proceedings currently pending to which the Company or the Fund is a party, or to which their property is subject.

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address, and Age	(2) Position(s) Held with Fund	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director

H. C. Goodwin (69) 24 Waters Road Sutton, MA 01590	Member, Board of Managers	2004-2007 2 years of service	President of Manufacturers Service Center, Inc.	2	None

Gordon T. Miller (81) 14 Eastwood Road Shrewsbury, MA 01545	Vice Chairman, Board of Managers	2004-2007 35 years of service	Retired; Former Vice President and Director of Industrial Relations of Barry Wright Corporation, Newton Lower Falls, MA. (antivibration products)	2	None

Joan Sadowsky (74) 770 Salisbury Street Apt. 576 Worcester, MA 01609	Member, Board of Managers	2003-2006 18 years of service	Retired; Former Vice President of Human Resources, Atlas Distributing Corporation, Auburn, MA (beverage distribution)	2	None

The members of the Board of Managers listed below are “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

(1) Name, Address, and Age	(2) Position(s) Held with Fund	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	(6) Other Directorships Held by Director or Nominee For Director

Donald E. Boggs* (58) 1 Fountain Square Chattanooga, TN 37402	Chairman Board of Managers	2004-2007 6 years of service	Retired, Senior Vice President UnumProvident Corporation Chattanooga, Tennessee	2	None

David G. Fussell* (56) 1 Fountain Square Chattanooga, TN 37402	Member, Board of Managers	2003-2006 2 years of service	Senior Vice President UnumProvident Corporation, Chattanooga, Tennessee	2	None

*	Officers of PRV, (the investment advisor, underwriter and sponsoring insurance company) and other subsidiaries within the UnumProvident holding company system.

None of the members of the Board of Managers who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 owns beneficially or of record securities of PRV or any of its affiliates.

ITEM 1: ELECTION OF THE BOARD OF MANAGERS

Under Article III of the Rules and Regulations of the Fund, members of the Board of Managers are elected at the Annual Meeting to serve for the term of three years, succeeding those whose terms are then expiring, provided that when the terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

Four (4) regular meetings of the Board of Managers were held in 2003 and each member of the Board attended 100 percent of the meetings. The Board of Managers does not have nominating, audit, or compensation committees.

Under the terms of the 1940 Act, the Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be “interested persons” of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. There are two members of the Board of Managers whose terms continue – namely Ms. Sadowsky, who is not deemed to be an “interested person” as defined in the 1940 Act and Mr. Fussell, who is deemed to be an “interested person” by virtue of his status as an officer of the Investment Advisor and the principal underwriter of the Fund. Two members of the Board of Managers who are nominated for re-election, Mr. Goodwin and Mr. Miller, are not deemed to be “interested persons” as defined in the 1940 Act. Mr. Boggs, who is nominated for re-election, is deemed to be an “interested person” by virtue of his status as an officer of the Investment Advisor and the principal underwriter of the Fund.

In the event that any nominee should become unavailable to serve for any reason, the persons named in the enclosed Proxy will consult with Management and vote for such substitute nominee or nominees as Management may recommend. At this time Management knows of no reason why any nominee would be unavailable to serve.

REMUNERATION OF THE BOARD OF MANAGERS

UnumProvident paid all expenses relative to the operation of the Fund including Board of Managers’ fees. Accordingly, no member of the Board of Managers receives any remuneration from the Fund. The total aggregate remuneration paid to all members of the Board of Managers for the fiscal year ended December 31, 2003, was $7,200.00. This amount represents consideration paid for attendance at meetings of the Board of Managers. Those members of the Board of Managers deemed to be interested persons received direct remuneration or an indirect benefit as officers of PRV. None of the members of the Board of Managers, or officers of the Fund, who are also officers or employees of PRV or its affiliates, received any remuneration from the Fund.

Information concerning the nominees for re-election, as well as members of the Board of Managers whose terms will continue, follows with the same abbreviations of company names as used previously. Unless the Contractowner withholds authorization on the Proxy, it is intended that the interest represented by the Proxy will be voted in favor of the election of the nominees.

None of the members of the Board of Managers who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 owns beneficially or of record securities of PRV or any of its affiliates.

CONTRACTOWNER COMMUNICATIONS WITH THE BOARD

The Board of Managers has adopted a process for account holders to send communications to the Board. Contractowners interested in communicating with the Board of Managers or certain members thereof, may do so by writing to the Secretary of the Board of Managers (The Paul Revere Variable Annuity Contract Accumulation Fund), 1 Fountain Square, Chattanooga, Tennessee 37402. Under the process adopted by the Board of Managers, the Secretary reviews all such correspondence and regularly provides to the Chairman a log and copies of all such correspondence. The Chairman shall determine whether further distribution of such correspondence is appropriate and to where it should be sent. Any member of the Board of Managers may at any time review this log and request copies of any such correspondence.

ATTENDANCE AT ANNUAL MEETINGS

The Separate Account does not have a policy regarding director attendance at Annual Meetings of contractowners. In 2003, all members of the Board of Managers attended the Annual Meeting.

ITEM 2: RATIFICATION OF THE SELECTION AND APPOINTMENT

OF INDEPENDENT AUDITORS

The Board of Managers, including a majority of the Managers who are not deemed to be “interested persons”, has, on February 27, 2003, selected Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the year 2003. Ernst & Young LLP has audited the accounts of the Fund each year since 1968. The appointment of independent auditors is ratified or rejected annually by the variable annuity Contractowners.

Ernst & Young LLP has advised the Board of Managers of the Fund that neither its firm nor any of its members or associates has any direct or any material indirect financial interest in the Fund or any of its affiliates other than as independent auditors. All audit and other fees paid to the auditors for work related to the Fund are paid by UnumProvident and are not charged to or paid from the Fund.

Audit Fees – Ernst & Young LLP billed UnumProvident $14,000.00 for the audit of the financial statements of the Fund for 2003, and $20,000.00 for the audit of the financial statements of the Fund for 2002.

Audit-Related Fees – The aggregate fees for audit related services rendered by Ernst & Young LLP to the Fund, the investment adviser or any entity controlling, controlled by or under common control with the investment adviser in 2003 and 2002 for such services were $0.00 and $0.00.

Tax Fees – The aggregate fees related to tax compliance, tax advice and tax planning services to the Fund for fiscal years ended December 31, 2003, and December 31, 2002, were $0.00 and $0.00.

All Other Fees – The aggregate fees rendered by Ernst & Young LLP to the Fund, the investment adviser or any entity controlling, controlled by or under common control with the investment adviser, or UnumProvident for such services to the Fund in 2003 and 2002 were $0.00 and $0.00.

The Board of Managers recommends ratification of the selection and appointment of such firm as independent auditors of the Fund for the period stated. The Board of Managers has not considered whether the services provided by Ernst & Young LLP are compatible with maintaining the independence of the independent auditor. In the event the variable annuity contractowners do not ratify the selection by the Board of Managers of this firm or if Ernst & Young LLP shall decline to act or otherwise become incapable of acting, or if its employment be otherwise discontinued, the Board of Managers will select other independent auditors.

Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

ITEM 3: OTHER BUSINESS

Management is not aware of any other business to come before the Meeting. In case of any such business properly brought before the Meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment in the interest of the Fund.

BY ORDER OF THE BOARD OF MANAGERS

/s/ Donald E. Boggs

Donald E. Boggs Chairman, Board of Managers

LABEL BELOW FOR MIS USE ONLY! MIS EDITS: # OF CHANGES PRF PRF PO# M9208

UNUMPROVIDENT #606 OK TO PRINT AS IS*By signing this form you are authorizing

PAUL REVERE VA CONTRACT ACCUMULATION FUND MIS to print this form in its current state.

ORIGINAL 1UP LRG 4-19-04 KD

GEN (UNUMPROVIDENT-PAUL REVERE VA SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

CONTRACT ACCUM-GM)

PROXY

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

PROXY SOLICITED ON BEHALF OF

BOARD OF MANAGERS

The undersigned hereby appoints Donald Boggs and Susan Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of The Paul Revere Variable Annuity Contract Accumulation Fund to be held at 10:00 a.m. on May 20, 2004, and at any adjournment thereof, with respect to the proposals on the reverse side and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

Date            , 2004

Contractowner Signature(s) Title (If Applicable) (Please sign in Box)

LABEL BELOW FOR MIS USE ONLY! PO# M9208 UNUMPROVIDENT #606

PAUL REVERE VA CONTRACT ACCUMULATION FUND ORIGINAL 1UP LRG 4-19-04 KD

GEN (UNUMPROVIDENT-PAUL REVERE VA CONTRACT ACCUM-GM) REVIEW #1 4-19-04 KD

MIS EDITS: # OF CHANGES / PRF 1 PRF 2 OK TO PRINT AS IS* *By signing this form you are authorizing MIS to print this form in its current state.

SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

Please fill in box(es) as shown using black or blue ink or number 2 pencil. 0 X PLEASE DO NOT USE FINE POINT PENS.

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

FOR ALL

1. ELECTION OF MEMBERS OF THE BOARD OF MANAGERS (Board of Managers favor a vote FOR) (01) Donald E. Boggs (02) Gordon T. Miller (03) H.C. Goodwin

(Instruction: To withhold a vote for a nominee, check “For All Except” and write that nominee’s number on the line below.)

WITHHOLD authority for all

FOR ALL except as noted at left

FOR AGAINST ABSTAIN

2. PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THEACCUMULATION FUND.

(Board of Managers favors a vote FOR)

3. In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

REVERE gm